Exhibit 10.1

Certain information marked with [***] has been excluded from this exhibit because it is not material and is the type that the registrant treats as private or confidential.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”), dated as of July 27th, 2026, is entered into by and among Translational Development Acquisition Corp., a Cayman Islands blank check company (the “Issuer”), Prologium Holding Inc., a Cayman Islands exempted company (the “Company”) and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, the Issuer, the Company, PLG Merger Sub 1, a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 1”), and PLG Merger Sub 2, a Cayman Islands exempted company with limited liability and a wholly-owned direct Subsidiary of the Company (“Merger Sub 2” and, together with Merger Sub 1, the “Acquisition Entities”), have entered into that certain Agreement and Plan of Merger, dated as of May 27, 2026 (as amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, among other things, (a) immediately prior to the First Merger Effective Time, the Company will adopt the Listing A&R AoA and effect the Recapitalization, (b) immediately following the Recapitalization, Merger Sub 1 will merge with and into the Issuer, whereupon the separate corporate existence of Merger Sub 1 will cease and the Issuer will be the surviving company and continue its existence under the Companies Act (As Revised) of the Cayman Islands (the “Cayman Islands Companies Act”) as a wholly-owned Subsidiary of the Company (the “First Merger”), and each Class A ordinary share, par value $0.0001 per share, of the Issuer issued and outstanding immediately prior to the First Merger Effective Time (other than any TDAC Dissenting Shares) will be cancelled in exchange for the right to receive one Class A ordinary share, par value $0.0001 per share, of the Company (a “Company Class A Ordinary Share”), and (c) immediately after the consummation of the First Merger, the Issuer, as the surviving company of the First Merger, will merge with and into Merger Sub 2, whereupon the separate corporate existence of the Issuer will cease and Merger Sub 2 will be the surviving company and continue its existence under the Cayman Islands Companies Act as a wholly-owned Subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers”; and the Mergers, together with the other transactions contemplated by the Business Combination Agreement and this Subscription Agreement, including the Subscription (as defined below), the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer, at the Subscription Closing (as defined below) and prior to the First Merger Effective Time, a number of Class A ordinary shares, par value $0.0001 per share, of the Issuer (the “Issuer Class A Ordinary Shares” and, as referred to in the Business Combination Agreement, the “TDAC Class A Ordinary Shares”) equal to (a) the number of Issuer Class A Ordinary Shares set forth as “Nominal Shares” on the signature page hereto (the “Nominal Shares”) minus (b) the number of Offset Shares (as defined below), if any (such net number of Issuer Class A Ordinary Shares, the “Subscribed Shares”), for a purchase price of $10.00 per Subscribed Share (the “Per Share Price”) and for an aggregate purchase price equal to the product of (x) the number of Subscribed Shares multiplied by (y) the Per Share Price (the “Purchase Price”), and, for no additional consideration, a number of warrants, substantially in the form attached hereto as Exhibit A, equal to the number of the Subscribed Shares (the “Subscribed Warrants” and, together with the Subscribed Shares, the “Subscribed Securities”), and the Issuer desires to issue and sell to Subscriber the Subscribed Shares and issue to Subscriber the Subscribed Warrants in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and subject to the conditions set forth herein; and

WHEREAS, in connection with the PIPE Investment, the Issuer and the Company have entered into, or may enter into, one or more separate subscription agreements with certain other investors (each, an “Other Subscriber” and each such agreement, an “Other Subscription Agreement”), pursuant to which such Other Subscribers have agreed, or may agree, severally and not jointly, to subscribe for and purchase TDAC Class A Ordinary Shares from the Issuer in connection with the Transactions at the Per Share Price and on terms and conditions not more favorable to such Other Subscriber than the terms and conditions set forth in this Subscription Agreement, except as otherwise expressly permitted herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

For purposes of this paragraph, each Person identified as Subscriber on the signature page(s) hereto or on any schedule thereto is referred to as a “Subscriber Party.” For ease of administration, this single Subscription Agreement is being executed so as to enable each Subscriber Party to enter into a subscription agreement with the Issuer and the Company in connection with the Transactions, severally and not jointly. The parties agree that (a) this Subscription Agreement shall be treated as if it were a separate subscription agreement among the Issuer, the Company and each Subscriber Party, as if each Subscriber Party had executed a separate subscription agreement naming only such Subscriber Party as “Subscriber,” (b) references herein to “Subscriber” shall be deemed to refer to the applicable Subscriber Party, mutatis mutandis, with respect to the number of Subscribed Shares and the portion of the Purchase Price set forth opposite such Subscriber Party’s name on the signature page(s) hereto or any schedule thereto, (c) each Subscriber Party makes the representations, warranties, acknowledgments, covenants and agreements set forth herein only with respect to itself and not with respect to any other Subscriber Party, any Other Subscriber or any other investor and (d) no Subscriber Party shall have any liability under this Subscription Agreement for the obligations of any other Subscriber Party, any Other Subscriber or any other investor, and no breach or default by, or failure of any condition to be satisfied with respect to, any Subscriber Party shall relieve any other Subscriber Party of its obligations hereunder to the extent the conditions to such other Subscriber Party’s obligations have been satisfied or validly waived. The decision of each Subscriber Party to purchase its Subscribed Securities pursuant to this Subscription Agreement has been made by such Subscriber Party independently of any Other Subscriber or any other investor that is not an Affiliate of, or under common investment management with, such Subscriber Party, and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer, the Company or any of their respective Subsidiaries that may have been made or given by any Other Subscriber or other investor or by any agent, employee or other Representative of any Other Subscriber or other investor, and neither any Subscriber Party nor any of its agents, employees or other Representatives shall have any liability to any Other Subscriber or other investor, or to any other Person, relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by any Subscriber Party, any Other Subscriber or any other investor pursuant hereto or thereto, shall be deemed, solely by reason of this Subscription Agreement, any Other Subscription Agreement or the transactions contemplated hereby or thereby, to constitute any Subscriber Party, any Other Subscriber or any other investor as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any Subscriber Party, any Other Subscriber or any other investor is in any way acting in concert or as a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or otherwise) with respect to the Issuer, the Company, the Subscribed Securities, any Company Class A Ordinary Shares received in respect thereof in the First Merger, the PIPE Investment or the transactions contemplated by this Subscription Agreement or any Other Subscription Agreement. Each Subscriber Party acknowledges that no Other Subscriber or other investor has acted as agent for such Subscriber Party in connection with making its investment hereunder, and no Other Subscriber or other investor will be acting as agent of such Subscriber Party in connection with monitoring its investment in the Subscribed Securities or any Company Class A Ordinary Shares received in respect thereof in the First Merger or enforcing its rights under this Subscription Agreement. Each Subscriber Party shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Subscriber Party, any Other Subscriber or any other investor to be joined as an additional party in any proceeding for such purpose.

1.            Subscription. Subject to the terms and conditions hereof, at the Subscription Closing, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares, and the Issuer hereby agrees to issue to Subscriber, for no additional consideration, the Subscribed Warrants (such subscription, issuance and sale, the “Subscription”). For purposes of this Subscription Agreement, the number of Subscribed Shares shall be equal to the Nominal Shares minus the Offset Shares, if any, and the Purchase Price shall be equal to the product of the number of Subscribed Shares multiplied by the Per Share Price. The parties acknowledge that the Subscribed Warrants are being issued solely as part of the PIPE Investment approved by the Issuer and the Company and shall not reduce the Purchase Price payable for the Subscribed Shares or reduce the amount of cash proceeds payable to the Issuer at the Subscription Closing. The Subscribed Warrants are intended to constitute TDAC Warrants for purposes of the Business Combination Agreement and, at the First Merger Effective Time, each Subscribed Warrant that is outstanding and unexercised immediately prior to the First Merger Effective Time shall be converted into and become the right to receive one Company Warrant in accordance with Section 3.06(a)(iii) of the Business Combination Agreement. The Subscribed Warrants shall be issued pursuant to, and subject to the terms of, the warrant agreement applicable to the public TDAC Warrants (or such other warrant agreement or supplement in form and substance reasonably acceptable to the Issuer and the Company) and shall have terms substantially identical to the public TDAC Warrants, including an exercise price of $11.50 per share, a $18.00 per share redemption trigger threshold and a redemption price of $0.01 per warrant, and shall not include any downward reset, ratchet, price protection, additional warrant, reset warrant, or similar holder-favorable adjustment, other than standard anti-dilution adjustments expressly provided in the applicable warrant agreement. For the avoidance of doubt, the issuance of the Subscribed Warrants is subject to receipt of all approvals, consents, amendments or supplements required under the Business Combination Agreement, the applicable warrant agreement and applicable law. Notwithstanding anything herein to the contrary, the consummation of the Subscription is contingent upon the subsequent occurrence of the closing of the Transactions as further described herein.

2.            Representations, Warranties and Agreements.

2.1           Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Subscribed Securities, Subscriber hereby represents and warrants to each of the Issuer and the Company and acknowledges and agrees with each of the Issuer and the Company, as of the date hereof and as of the Subscription Closing Date, as follows:

2.1.1.            Subscriber has been duly formed or incorporated and is validly existing in good standing (if the concept of good standing is applicable) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2.            This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer and the Company, this Subscription Agreement is the valid and binding obligation of Subscriber, and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (b) principles of equity, whether considered at law or equity.

2.1.3.            The execution, delivery and performance by Subscriber of this Subscription Agreement (including compliance by Subscriber with all of the provisions hereof), the issuance by the Issuer of the Subscribed Securities to Subscriber and the consummation of the transactions contemplated herein do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries, as applicable, pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries, as applicable, is a party or by which Subscriber or any of its subsidiaries, as applicable, is bound or to which any of the property or assets of Subscriber or any of its subsidiaries, as applicable, is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Subscriber to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (b) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (c) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries, as applicable, or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4.            Subscriber (a) is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (“QIB”) or an “accredited investor” (as defined in Rule 501 of the Securities Act) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (“Accredited Investor”), (ii) an Institutional Account as defined in Rule 4512(c) of the Financial Industry Regulatory Authority (“FINRA”) and (iii) a sophisticated institutional investor, experienced in investing in transactions of the type contemplated by this Subscription Agreement and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including Subscriber’s participation in the purchase of the Subscribed Securities, in each case, satisfying the applicable requirements set forth on Schedule I, and confirms that it is fully familiar, following advice of its own legal counsel, with the implications of being a QIB or an Accredited Investor who is investing in the Subscribed Securities, (b) is acquiring the Subscribed Securities only for its own or for its controlled affiliate(s)’s account(s) and not for the account of any other third party, or if Subscriber is subscribing for the Subscribed Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a QIB, and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, for investment purposes only and not with a view to any distribution of the Subscribed Securities in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and (c) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Securities and is not acquiring the Subscribed Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information on Schedule I following the signature page hereto). Accordingly, Subscriber understands that the offering of the Subscribed Securities meets (x) the exemptions from filing under FINRA Rules 5123(b)(1)(C) or (J) and 5123(b)(1)(A) and (y) the institutional customer exemption under FINRA Rule 2111(b). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Securities.

2.1.5.            Subscriber understands that the Subscribed Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the sale to Subscriber is being made in reliance on a private placement exemption from registration under the Securities Act, that the Subscribed Securities have not been registered under the Securities Act or any other applicable securities laws. Except in respect of any stock lending program, Subscriber understands that the Subscribed Securities may not be offered, sold, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (a) to the Issuer or a subsidiary thereof, (b) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (c) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each case, in accordance with any other applicable securities laws, and that the Subscribed Securities (i) will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and (ii) shall be subject to a legend to such effect (provided that such legends will be eligible for removal upon compliance with the relevant resale provisions of Rule 144). Subscriber acknowledges that the Subscribed Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Subscribed Securities will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Subscribed Securities and may be required to bear the financial risk of an investment in the Subscribed Securities for an indefinite period of time. Subscriber understands that it has been advised to consult independent legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that the Subscribed Securities are a suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Securities.

2.1.6.            Subscriber understands and agrees that Subscriber is purchasing the Subscribed Securities directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer, the Company, or any of their respective affiliates, or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement. Subscriber further acknowledges that certain information provided to it was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

2.1.7.            If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Subscriber represents and warrants that its acquisition and holding of the Subscribed Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”).

2.1.8.            In making its decision to purchase the Subscribed Securities, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the representations, warranties and covenants of the Issuer and the Company expressly set forth in this Subscription Agreement. Without limiting the generality of the foregoing, Subscriber acknowledges that it is not relying upon, and has not relied on any representations, warranties, statements or other information provided by anyone (including BTIG, LLC, Cohen & Company Markets, a division of Cohen & Company Securities, LLC, and Credit Agricole Securities (USA) Inc., collectively in their capacity as placement agents, the “Placement Agents”) or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing). Subscriber acknowledges that no disclosure or offering document has been prepared by the Placement Agents or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing in connection with the offer and sale of the Subscribed Securities. Subscriber acknowledges that Subscriber has not relied upon the Placement Agents in connection with Subscriber’s due diligence review of the offering of the Subscribed Securities, the Issuer and the Company. Subscriber further acknowledges and agrees that Subscriber and its professional advisor(s), if any, have received, had access to and have had an adequate opportunity to review such information as Subscriber and its professional advisor(s) have deemed necessary in order to make an investment decision with respect to the Subscribed Securities, including with respect to the Issuer, the Company and the Transactions and that such information is preliminary and subject to change and that none of the Issuer, the Company or the Placement Agents or any other person is under any obligation to inform Subscriber regarding any such changes. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions of the Issuer and the Company, receive such answers, including on the financial information, and obtain such information directly as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Securities. Subscriber represents and warrants it is relying exclusively on its own sources of information, investment analysis, independent investigation, assessment and due diligence (including professional advice it deems appropriate) with respect to the Transactions, the Subscribed Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer, and the Company including but not limited to all business, legal, regulatory, accounting, credit and tax matters, and Subscriber has satisfied itself concerning such matters relevant to its investment in the Subscribed Securities.

2.1.9.            Subscriber acknowledges and agrees that (a) each of the Placement Agents is acting solely as placement agent in connection with the Subscription and is not acting as an underwriter or in any other capacity in connection with the Subscriptions and is not and shall not be construed as a fiduciary for Subscriber in connection with the Transactions, (b) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the Transactions, in each case, to Subscriber, (c) the Placement Agents will have no responsibility to Subscriber with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transactions or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, condition (financial and otherwise), management, operations, properties or prospects of, the Issuer, the Company or the Transactions, and (d) neither the Placement Agents nor any of their respective affiliates nor any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber), whether in contract, tort or otherwise, to Subscriber or any Other Subscriber, or to any person claiming through Subscriber or any Other Subscriber, in respect of the Transactions or pursuant to this Subscription Agreement or any Other Subscription Agreement, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by either of them in connection with the purchase of the Subscribed Securities. Subscriber further acknowledges that BTIG, LLC is acting as a financial advisor and capital markets advisor to the Issuer, and Cohen & Company Markets, a division of Cohen & Company Securities, LLC, is acting as a financial advisor and capital markets advisor to the Company in connection with the Transactions. The Issuer and the Company are solely responsible for paying any fees or other commission owed to the Placement Agents in connection with the Transactions.

2.1.10.          Subscriber acknowledges that none of the Placement Agents, nor any of their respective affiliates nor any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing have made any independent investigation with respect to the Issuer, the Company, any of their respective subsidiaries or any of their respective businesses, or the Subscribed Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer or the Company.

2.1.11.          Subscriber became aware of this offering of the Subscribed Securities solely by means of direct contact between Subscriber and the Issuer, the Company or one of their respective representatives. Subscriber did not become aware of this offering of the Subscribed Securities, nor were the Subscribed Securities offered to Subscriber, by any general solicitation. Subscriber acknowledges that the Issuer represents and warrants that the Subscribed Securities were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act.

2.1.12.          Subscriber acknowledges that it is aware that there are substantial risks incident to the subscription and ownership of the Subscribed Securities and is able to fend for itself in the transactions contemplated herein. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Securities, and Subscriber has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Securities, and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Securities. Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Securities and determined that the Subscribed Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risks of its prospective investment and can afford the complete loss of such investment, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither the Issuer, the Company, nor any of their respective agents or affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Subscription Agreement.

2.1.13.          Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Securities or made any findings or determination as to the fairness of an investment in the Subscribed Securities and the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation (and any representation to the contrary is a criminal offense).

2.1.14.         Subscriber represents and warrants that none of Subscriber nor any of its officers or directors nor, to Subscriber’s knowledge, any of Subscriber’s managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (a) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC or any similar list of sanctioned persons administered by the United Kingdom, the European Union or any individual European Union member state (collectively, “Sanctions Lists”) or a person or entity prohibited by any OFAC sanctions program, (b) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (c) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to comprehensive sanctions imposed by the United States, the United Kingdom, the European Union or any individual European Union member state; (d) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (e) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber represents that it maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with any sanctions program administered by OFAC, the European Union, any European Union member state, and the United Kingdom, including for the screening of its investors against the Sanctions Lists and the OFAC sanctions programs. Subscriber further represents and warrants that the funds held by Subscriber are not derived from illegal activities and, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Securities were legally derived and in compliance with OFAC sanctions programs and were not obtained, directly or indirectly, from a Prohibited Investor.

2.1.15.          If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other Similar Laws or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”), Subscriber represents and warrants that (i) neither the Issuer nor any of its affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Securities, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Securities and (ii) the acquisition and holding of the Subscribed Securities will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code.

2.1.16.          Except as expressly disclosed in a Schedule 13D or Schedule 13G (as applicable) or amendments thereto filed by Subscriber with the United States Securities and Exchange Commission (the “Commission”) with respect to the beneficial ownership of the Issuer’s securities, Subscriber is not currently (and at all times through Subscription Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.17.          Subscriber is not a foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) and that will acquire a substantial interest in the Issuer as a result of the purchase and sale of Subscribed Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Issuer from and after the Subscription Closing as a result of the purchase and sale of the Subscribed Securities hereunder.

2.1.18.         On each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 3.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.1.

2.1.19.          No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Issuer or the Company.

2.1.20.          As of the date hereof, and during the seven-day period immediately prior to the date hereof, and Subscriber agrees that, from the date of this Subscription Agreement until the Closing Date or the earlier termination of this Subscription Agreement, none of Subscriber, its controlled affiliates, or any person or entity acting on behalf of Subscriber or any of its controlled affiliates or pursuant to any understanding with Subscriber or any of its controlled affiliates have entered into or will enter into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act, or have engaged or will engage in any Short Sales with respect to securities of the Issuer or the Company. For the purposes hereof, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), including through non-U.S. broker dealers or foreign regulated brokers. Subscriber further agrees that, prior to the Subscription Closing, it shall not, directly or indirectly, enter into any Short Sale, stock lending transaction, hedge, swap, forward sale, derivative transaction or other similar arrangement with respect to any Offset Shares or any securities of the Issuer or the Company that would hedge, reduce or otherwise offset Subscriber’s obligation to fund the Purchase Price or comply with its obligations under this Subscription Agreement, including Section 12.

2.1.21.         As of the date hereof, Subscriber beneficially owns the number of Currently Owned Offset Shares set forth on the signature page hereto.

2.1.22.          Neither Subscriber nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, Affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Subscribed Securities by Subscriber will not subject the Issuer to any Disqualification Event.

2.1.23.          If Subscriber is a U.S. Person (as defined under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”)) or has its principal office in the United States, to the extent applicable, in connection with the Transactions, Subscriber shall comply promptly but in no event later than ten (10) Business Days after the date hereof with all applicable notification and reporting requirements pursuant to the HSR Act. If Subscriber is a U.S. Person (as defined under the HSR Act) or has its principal office in the United States, to the extent applicable, Subscriber shall use its best efforts to furnish to the Company or the Issuer, as applicable, as promptly as practicable all information required for any notification or filing to be made pursuant to the HSR Act or any other applicable law or regulatory body in connection with the Transactions. If Subscriber is a U.S. Person (as defined under the HSR Act) or has its principal office in the United States, to the extent applicable, Subscriber shall request early termination of all applicable waiting periods under the HSR Act with respect to the Transactions and shall use its best efforts to (a) cooperate in good faith with the relevant authorities; (b) substantially comply with any information or document requests; and (c) obtain the termination or expiration of all waiting periods under the HSR Act, in each case, in connection with the Transactions.

2.2            Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Subscribed Securities, the Issuer hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Subscription Closing Date, as follows:

2.2.1.            The Issuer has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with all requisite power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2.            The Subscribed Shares will be duly authorized and, when issued and delivered to Subscriber against full payment for the Subscribed Shares, will be free and clear of any liens or other restrictions whatsoever in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Subscribed Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights under the Issuer’s constitutive agreements or applicable law.

2.2.3.            The Subscribed Warrants have been duly authorized by the Issuer and, when issued and delivered to Subscriber in accordance with this Subscription Agreement and the applicable warrant agreement, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and principles of equity, whether considered at law or equity. The Subscribed Warrants will not be issued in violation of, or subject to, any preemptive or similar rights under the Issuer’s organizational documents or applicable law. The Issuer Class A Ordinary Shares issuable upon exercise of the Subscribed Warrants have been duly authorized and reserved for issuance and, when issued and delivered upon exercise of the Subscribed Warrants and payment of the exercise price therefor in accordance with the terms of the Subscribed Warrants and the applicable warrant agreement, will be validly issued, fully paid and non-assessable.

2.2.4.            This Subscription Agreement has been duly authorized, validly executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and the Company, is the valid and binding obligation of the Issuer, and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (b) principles of equity, whether considered at law or equity.

2.2.5.            The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), the issuance by the Issuer of the Subscribed Securities to Subscriber and the consummation of the transactions contemplated herein will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer or any of its subsidiaries individually or taken as a whole, or materially affects the validity or enforceability of the Subscribed Shares or the legal authority or other ability of the Issuer to enter into and timely perform its obligations under this Subscription Agreement (collectively, an “Issuer Material Adverse Effect”), (b) result in any violation of the provisions of the organizational documents of the Issuer or any of its subsidiaries or (c) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.6.            Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security of the Issuer nor solicited any offers to buy any security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Subscribed Securities under the Securities Act.

2.2.7.            Neither the Issuer, nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Subscribed Securities and neither the Issuer, nor any person acting on its behalf has offered any of the Subscribed Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.8.            The Issuer and the Company have entered into, and may from time to time prior to the Subscription Closing enter into, one or more Other Subscription Agreements with Other Subscribers, pursuant to which such Other Subscribers have agreed, or will agree, severally and not jointly, to subscribe for and purchase Issuer Class A Ordinary Shares in connection with the PIPE Investment at the Per Share Price. As of the date hereof, the aggregate number of Issuer Class A Ordinary Shares subscribed for pursuant to this Subscription Agreement and the Other Subscription Agreements entered into on or prior to the date hereof is 5,000,000, for an aggregate purchase price of $50,000,000.00, including the Subscribed Shares and the Purchase Price hereunder. Except for (i) this Subscription Agreement and the Other Subscription Agreements, (ii) the Business Combination Agreement and the Ancillary Agreements, (iii) any agreement or arrangement with the Sponsor or any of its Affiliates, and (iv) any backstop, non-redemption, forward purchase, equity line, working capital loan conversion, strategic, commercial or similar arrangement entered into in connection with the Transactions that does not constitute an Other Subscription Agreement for the purchase of Issuer Class A Ordinary Shares in the PIPE Investment (the foregoing clauses (ii) through (iv), collectively, the “Excluded Arrangements”), neither the Issuer nor the Company has entered into any subscription agreement, purchase agreement, side letter or other agreement or understanding, whether written or oral, with any Other Subscriber or any other investor with respect to the purchase of equity securities of the Issuer in connection with the PIPE Investment that provides for (A) a purchase price per Issuer Class A Ordinary Share that is less than the Per Share Price or (B) other terms or conditions, taken as a whole, that are more favorable in any material respect to such Other Subscriber or other investor than the terms and conditions set forth in this Subscription Agreement, other than, in the case of this clause (B), terms or conditions that are personal to such Other Subscriber or other investor and do not adversely affect Subscriber in its capacity as an investor in the PIPE Investment. From the date hereof until the Subscription Closing, neither the Issuer nor the Company shall enter into, amend, modify or waive any Other Subscription Agreement in a manner that would result in any Other Subscriber receiving a purchase price per Issuer Class A Ordinary Share that is less than the Per Share Price or other terms or conditions, taken as a whole, that are more favorable in any material respect to such Other Subscriber than the terms and conditions set forth in this Subscription Agreement, unless the Issuer and the Company offer Subscriber the benefit of such lower purchase price or such more favorable term or condition, as applicable, on substantially the same basis. For the avoidance of doubt, the foregoing shall not apply to any Excluded Arrangement, and no term or condition shall be deemed more favorable solely by virtue of differences relating to the identity, legal or regulatory status, tax status, jurisdiction of organization, settlement mechanics, allocation size, confidentiality or disclosure requirements, or internal investment, ERISA, tax, sanctions, anti-money laundering, beneficial ownership, HSR, CFIUS or other regulatory requirements of the applicable Other Subscriber or other investor.

2.2.9.            As of the date of this Subscription Agreement and as of immediately prior to the Subscription Closing, the authorized share capital of the Issuer consists of (a) 100,000,000 Issuer Class A Ordinary Shares, of which 17,250,000 Issuer Class A Ordinary Shares are issued and outstanding, (b) 10,000,000 Issuer’s Class B ordinary shares, par value $0.0001 per share (the “Issuer Class B Ordinary Shares” and together with the Issuer Class A Ordinary Shares, the “Issuer Ordinary Shares”), of which 4,657,500 Issuer Class B Ordinary Shares are issued and outstanding, and (c) 1,000,000 preference shares, par value $0.0001 per share, of which no preference shares are issued and outstanding. As of the date hereof, there are issued and outstanding warrants in respect of 15,700,000 Issuer Class A Ordinary Shares, which will entitle the holders thereof to purchase Issuer Class A Ordinary Shares at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement. All issued and outstanding Issuer Ordinary Shares have been duly authorized and validly issued, are fully paid, non-assessable and are not subject to preemptive or similar rights. Except as set forth above and in the SEC Documents (as defined below) and pursuant to this Subscription Agreement, including the issuance of the Subscribed Shares, the Subscribed Warrants, the Issuer Class A Ordinary Shares issuable upon exercise of the Subscribed Warrants, the Other Subscription Agreements, the Business Combination Agreement and the Ancillary Agreements (as defined in the Business Combination Agreement), there are no outstanding, and between the date hereof and the Subscription Closing, the Issuer will not issue, sell or cause to be outstanding any (i) shares, equity interests or voting securities of the Issuer, (ii) securities of the Issuer convertible into or exchangeable for shares or other equity interests or voting securities of the Issuer, (iii) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Issuer to subscribe for, purchase or acquire from any individual, entity or other person, and no obligation of the Issuer to issue, any Issuer Ordinary Shares or any other equity interests or voting securities in the Issuer or any securities convertible into or exchangeable or exercisable for such shares or other equity interests or voting securities, (iv) equity equivalents or other similar rights of or with respect to the Issuer, or (v) obligations of the Issuer to repurchase, redeem, or otherwise acquire any of the foregoing securities, shares, options, equity equivalents, interests or rights. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as set forth in the SEC Documents and as contemplated by the Business Combination Agreement and the Ancillary Agreements (as defined in the Business Combination Agreement).

2.2.10.          Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (a) no registration under the Securities Act is required for the offer and sale of the Subscribed Securities by the Issuer to Subscriber and (b) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, self-regulatory organization or other person is required on the part of the Issuer in connection with the Subscription, except for (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) filings required in accordance with Section 7.1, (iv) filings required by The Nasdaq Stock Market (“Nasdaq”), (v) filings, authorizations or approvals required to consummate the Transactions in accordance with the Business Combination Agreement, and (vi) such consent, approval, order, authorization, registration, qualification, designation, declaration or filings the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

2.2.11.          As of the date of this Subscription Agreement, the issued and outstanding Issuer Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “TDAC.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by Nasdaq or the Commission with respect to any intention by such entity to deregister the Issuer Ordinary Shares or prohibit or terminate the listing of the Issuer Ordinary Shares on Nasdaq.

2.2.12.          There are no pending or, to the knowledge of the Issuer, threatened, suits, claims, actions, or proceedings, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon the Issuer, which would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

2.2.13.          The Issuer is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have an Issuer Material Adverse Effect. The Issuer has not received any written communication from a governmental entity, exchange or self-regulatory organization that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect.

2.2.14.          The Issuer made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Issuer with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and the Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder and applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Issuer makes no such representation or warranty with respect to the registration statement on Form F-4 to be filed by the Company with respect to the Transactions or any other information relating to the Company or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The Issuer has timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the Commission since its inception and through the date hereof. There are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.

2.2.15.          No broker, finder or other financial consultant has acted on behalf of the Issuer in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Subscriber.

2.2.16.          The Issuer is not, and immediately after receipt of the Purchase Price and issuance of the Subscribed Securities will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.17.          Other than as set forth in the Business Combination Agreement, there are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Subscribed Securities to Subscriber or pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the First Merger Effective Time. The Issuer shall not enter into or amend any warrant agreement or other instrument governing the Subscribed Warrants in a manner that provides Subscriber with more favorable economic protection, including any reset, ratchet, price protection or additional warrant right, without the Company’s prior written consent. For the avoidance of doubt, this Section 2.2.17 shall not apply to the Issuer Class A Ordinary Shares issued in connection with the conversion of the Issuer Class B Ordinary Shares pursuant to the TDAC Governing Document, the Business Combination Agreement and the Sponsor Letter Agreement.

2.3           Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Subscribed Securities, the Company hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Subscription Closing Date, as follows:

2.3.1.           The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with all requisite power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.3.2.           This Subscription Agreement has been duly authorized, validly executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and the Issuer, is the valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (b) principles of equity, whether considered at law or equity.

2.3.3.            The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof) and the consummation of the transactions contemplated herein will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would reasonably be expected to have a Company Material Adverse Effect or have a material adverse effect on the legal authority or ability of the Company to consummate in all material respects the transactions contemplated hereby, (b) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries, which would reasonably be expected to have a Company Material Adverse Effect or have a material adverse effect on the legal authority or ability of the Company to consummate in all material respects the transactions contemplated hereby or (c) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its properties that would reasonably be expected to have a Company Material Adverse Effect or have a material adverse effect on the legal authority or ability of the Company to consummate in all material respects the transactions contemplated hereby. For the purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company and its subsidiaries, individually or taken as a whole (on a consolidated basis), that would have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that, no changes resulting from, relating to or arising out of the following shall be deemed to be or constitute a Company Material Adverse Effect: (A) general economic, financial, trade or political conditions in any jurisdiction in which the Company has substantial business or operations, and any changes therein after the date of this Subscription Agreement (including any changes arising out of acts of terrorism, war, government, epidemic, weather conditions or other force majeure events) to the extent that such conditions do not have a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its subsidiaries conduct their businesses; or (B) changes in applicable laws or applicable generally accepted accounting principles (including but not limited to International Financial Reporting Standards) after the date of this Subscription Agreement.

2.3.4.            As of the date of this Subscription Agreement, the authorized share capital of the Company consists of (a) 409,893,276 Company Common Shares, par value $0.0001 per share, of which 21,822,700 are issued and outstanding, and (b) 90,106,724 Company Preferred Shares. The issued and outstanding share capital of the Company consists of (a) 21,822,700 Company Common Shares and (b) 67,605,030 Company Preferred Shares, consisting of (i) 19,796,528 series A preferred shares of the Company, par value $0.0001 per share, (ii) 12,807,162 series B preferred shares of the Company, par value $0.0001 per share, (iii) 8,256,445 series C preferred shares of the Company, par value $0.0001 per share, (iv) 2,153,527 series D preferred shares of the Company, par value $0.0001 per share, (v) 11,601,389 series E preferred shares of the Company, par value $0.0001 per share, and (vi) 12,989,979 series E+ preferred shares of the Company, par value $0.0001 per share. There are also outstanding (A) Company Founder Warrants exercisable for 2,286,450 Company Common Shares at an exercise price of $3.500188 per share; (B) Mercedes-Benz Warrants exercisable for 295,244 Company Common Shares at an exercise price of $25.40275831 per share; (C) Company Options exercisable for an aggregate of 13,500 Company Common Shares at an exercise price of $0.33 per share. The ESOP holders have exercised such options, but the relevant share registrations have not yet been completed; (D) the Company’s board of directors has approved the grant of 1,450,000 ESOP units, exercisable at an exercise price of $7.00 per share, which will be fully granted by September 30, 2026; and (E) the Company’s board of directors has approved the grant of 210,000 ESOP units, exercisable at an exercise price of NT$10.00 per share, which will be fully granted by September 30, 2026. The board of directors has also approved the exercise of such 210,000 ESOP units by the ESOP holders and has approved the issuance of the underlying shares by the Company. All issued and outstanding equity securities of the Company have been duly authorized and validly issued, are fully paid, non-assessable and issued in accordance with Applicable Law and the organizational documents of the Company, except as set forth in the Company Existing AoA, the Eighth Amended and Restated Shareholders Agreement of the Company, dated as of February 20, 2023, the Company Equity Incentive Plan, the Business Combination Agreement, and the Ancillary Agreements are not subject to, nor were they issued in violation of, any preemptive rights, rights of first refusal or similar rights. Except as set forth above and pursuant to the Business Combination Agreement, Ancillary Agreements (as defined in the Business Combination Agreement) and any employee share plan of the Company, there are no outstanding, and between the date hereof and the Subscription Closing, the Company will not issue, sell or cause to be outstanding any (a) shares, equity interests or voting securities of the Company, (b) securities of the Company convertible into or exchangeable for shares or other equity interests or voting securities of the Company, (c) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Company to subscribe for, purchase or acquire from any individual, entity or other person, and no obligation of the Company to issue, any Company Class A Ordinary Shares or any other equity interests or voting securities in the Company or any securities convertible into or exchangeable or exercisable for such shares or other equity interests or voting securities, (d) equity equivalents or other similar rights of or with respect to the Company, or (e) obligations of the Company to repurchase, redeem, or otherwise acquire any of the foregoing securities, shares, options, equity equivalents, interests or rights. Other than the Eighth Amended and Restated Shareholders Agreement of the Company, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as contemplated by the Business Combination Agreement and the Ancillary Agreements (as defined in the Business Combination Agreement).

2.3.5.            No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, self-regulatory organization or other person is required on the part of the Company in connection with the consummation of the Subscription, except for (a) filings with the Commission, (b) filings required by applicable state securities laws, (c) filings required in accordance with Section 7.1, (d) filings required by Nasdaq, (e) filings, authorizations or approvals required to consummate the Transactions in accordance with the Business Combination Agreement, (f) board approval approving the entry into this Subscription Agreement and the Subscription contemplated thereunder required under the Cayman Islands law, and (g) such consent, approval, order, authorization, registration, qualification, designation, declaration or filings the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

2.3.6.            There are no pending or, to the knowledge of the Company, threatened, suits, claims, actions, or proceedings, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon the Company, which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.3.7.            The Company is not (a) a person or entity named on the Sanctions List, or a person or entity prohibited by any applicable sanctions program administered by OFAC, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority, (b) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (c) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

2.3.8.            The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written communication from a governmental entity, exchange or self-regulatory organization that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

2.3.9.            The Company is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Subscribed Shares and issuance of the Subscribed Warrants other than to the Placement Agents.

3.            Settlement Date and Delivery.

3.1            Closing. The closing of the Subscription contemplated hereby (the “Subscription Closing”) shall occur on the date that is one (1) Business Day prior to the date of the consummation of the First Merger (the date of the Subscription Closing, the “Subscription Closing Date”). Upon written notice from (or on behalf of) the Issuer to Subscriber, after conferring with the Company (the “Subscription Closing Notice”) at least five (5) Business Days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied (the “Expected Transaction Closing Date”), upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 3, Subscriber shall deliver to the Issuer, the Purchase Price for the Subscribed Securities, no later than three (3) Business Days prior to the Expected Transaction Closing Date by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Subscription Closing Notice, such funds to be held by the Issuer in escrow until the closing of the Transactions. The Subscription Closing Notice shall set forth the Issuer’s good faith calculation, after reasonable consultation with the Company, of the number of Nominal Shares, the number of Offset Shares, the number of Subscribed Shares, the number of Subscribed Warrants and the Purchase Price, in each case based on the information then available to the Issuer and the Company, including any Certificate delivered by Subscriber pursuant to Section 12. On the Subscription Closing Date, the Issuer shall issue to Subscriber (or the funds and accounts designated by Subscriber if so designated by Subscriber, or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, the Subscribed Shares and the Subscribed Warrants, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), which Subscribed Shares or Subscribed Warrants, unless otherwise determined by the Issuer, shall be uncertificated, with record ownership reflected only in the register of members of the Issuer (a copy of which showing Subscriber as the owner of the Subscribed Shares on and as of the Subscription Closing Date shall be provided to Subscriber on the Subscription Closing Date or promptly thereafter). If the Transactions are not consummated on or prior to the fifth (5th) Business Day after the Expected Transaction Closing Date (or such later date as the Issuer and the Company may specify in a revised Subscription Closing Notice), the Issuer shall promptly (but no later than two (2) Business Days thereafter) return the Purchase Price to Subscriber, unless the Issuer, after consultation with the Company, reasonably determines that Subscriber is then in breach of its funding obligations hereunder or that a revised Subscription Closing Notice will be delivered in accordance with this Section 3.1, without counterclaim or right of set-off, by wire transfer of United States dollars in immediately available funds to an account specified by Subscriber, and the Subscribed Shares and Subscribed Warrants (if any shall have been issued) shall be cancelled. Notwithstanding such return, (a) a failure to close on the Expected Transaction Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Subscription Closing set forth in this Section 3 to be satisfied or waived on or prior to the Subscription Closing Date, and (b) unless and until this Subscription Agreement is terminated in accordance with Section 5, Subscriber shall remain obligated (i) to redeliver funds to the Issuer following the Issuer’s delivery to Subscriber of a new Subscription Closing Notice and (ii) to consummate the Subscription Closing upon satisfaction of the conditions set forth in this Section 3. For purposes of this Subscription Agreement, “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the Cayman Islands, Hong Kong, Taiwan, the People’s Republic of China or New York, New York are authorized or required by Applicable Law to close.

3.2            Conditions to Closing of the Issuer.

Issuer’s obligations to sell and issue the Subscribed Shares and issue the Subscribed Warrants at the Subscription Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Issuer and the Company, on or prior to the Subscription Closing Date, of each of the following conditions:

3.2.1.            Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 2.1 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and shall be true and correct in all material respects on and as of the Subscription Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Transactions.

3.2.2.            Compliance with Covenants. Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Subscription Closing.

3.2.3.            Closing of the Transactions. All conditions precedent to each of the Issuer’s and the Company’s obligations to consummate, or cause to be consummated, the Transactions set forth in the Business Combination Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Business Combination Agreement (other than those conditions that may only be satisfied at the consummation of the Transactions), and the Mergers are scheduled to be consummated on the Business Day immediately following the date of the Subscription Closing.

3.2.4.            Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Subscription Agreement. No suspension of the listing or qualification of the Subscribed Shares for offering or sale or trading in the United States and any other jurisdiction in which the Company has substantial business or operations, or initiation or, to the Issuer’s knowledge, threatening in writing of any proceedings for any such purpose, shall have occurred.

3.3            Conditions to Closing of Subscriber.

Subscriber’s obligation to purchase the Subscribed Shares and acquire the Subscribed Warrants at the Subscription Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Subscriber, on or prior to the Subscription Closing Date, of each of the following conditions:

3.3.1.            Representations and Warranties Correct. The representations and warranties made by the Issuer and the Company in Section 2.2 and Section 2.3 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and shall be true and correct in all material respects on and as of the Subscription Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Transactions.

3.3.2.            Compliance with Covenants. Each of the Issuer and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer and the Company at or prior to the Subscription Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer and the Company to consummate the Subscription Closing.

3.3.3.            Closing of the Transactions. All conditions precedent to the consummation of the Transactions set forth in the Business Combination Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Business Combination Agreement (other than those conditions that may only be satisfied at the consummation of the Transactions), and the Mergers are scheduled to be consummated on the Business Day immediately following the date of the Subscription Closing.

3.3.4.            Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting consummation of the transactions contemplated by this Subscription Agreement. No suspension of the listing or qualification of the Subscribed Securities, as applicable, for offering or sale or trading in the United States and any other jurisdiction in which the Company has substantial business or operations, or initiation or, to the Issuer’s knowledge, threatening in writing of any proceedings for any such purpose, shall have occurred.

3.3.5.            Amendment of Business Combination Agreement. The terms of the Business Combination Agreement shall not have been amended in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber (in its capacity as such) would reasonably expect to receive under this Subscription Agreement unless Subscriber has consented in writing to such amendment.

4.            Registration Statement.

4.1            The Company agrees that, as promptly as reasonably practicable, and in any event within forty-five (45) calendar days following the Closing Date (the “Filing Deadline”) but not prior to the date when the registration statement on Form F-4 (or other appropriate form determined by the parties to the Business Combination Agreement, including any pre-effective or post-effective amendments or supplements thereto) to be filed with the Commission by the Company under the Securities Act with respect to Company Class A Ordinary Shares and other securities of the Company to be issued pursuant to the Business Combination Agreement is declared effective, the Company will use its commercially reasonable efforts to file with the Commission, at the Company’s sole cost and expense, a registration statement registering the resale by Subscriber of the Registrable Securities (as defined below) (the “PIPE Resale Registration Statement”), and the Company shall use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the PIPE Resale Registration Statement) following the Filing Deadline and (b) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the PIPE Resale Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the PIPE Resale Registration Statement are contingent upon Subscriber furnishing a completed and executed selling shareholders questionnaire in customary form to the Company that contains the information required by Commission rules for a PIPE Resale Registration Statement regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities to effect the registration of the Registrable Securities, and any Filing Deadline or Effectiveness Date shall be extended for any delay caused by Subscriber’s failure to timely provide any such information, questionnaire, representation, certification or other documentation reasonably requested by the Company, its counsel or the transfer agent in connection with such registration, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the PIPE Resale Registration Statement, if applicable, as permitted hereunder; provided, that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. For purposes of clarification, any failure by the Company to file the PIPE Resale Registration Statement by the Filing Deadline or to effect such PIPE Resale Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the PIPE Resale Registration Statement as set forth above in this Section 4. For purposes of this Section 4, “Registrable Securities” shall mean, as of any date of determination, (a) the Company Class A Ordinary Shares received by Subscriber in exchange for the Subscribed Shares in connection with the First Merger, (b) the Company Warrants received by Subscriber in exchange for the Subscribed Warrants in connection with the First Merger, (c) the Company Class A Ordinary Shares issued or issuable upon exercise of such Company Warrants and (d) any other equity security of the Company issued or issuable with respect to any securities described in the foregoing clauses (a) through (c) by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. Notwithstanding the foregoing, to the extent that the registration statement on Form F-4, or any pre-effective amendment thereto, includes a resale prospectus registering the resale by Subscriber of all Registrable Securities required to be registered pursuant to this Section 4 and such registration statement is declared effective and remains available for such resale as of the Closing Date, the Company’s obligation to file the PIPE Resale Registration Statement shall be deemed satisfied with respect to the Registrable Securities covered thereby.

If the Commission prevents or limits the Company from including any or all of the Registrable Securities proposed to be registered under any PIPE Resale Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by Subscriber or for the resale of Company Class A Ordinary Shares, Company Warrants or other securities of the Company by any other selling shareholder named in such PIPE Resale Registration Statement, or pursuant to any other publicly available written or oral guidance, comments, requirements or requests of the Commission staff (collectively, “SEC Guidance”), the Company shall promptly notify Subscriber of such event; provided that the Company shall not be required to provide Subscriber with any material non-public information except to the extent that the fact of such limitation itself constitutes material non-public information. In such event, the applicable PIPE Resale Registration Statement shall register for resale the maximum number of Registrable Securities and such other securities of the Company as is permitted by the Commission or SEC Guidance. The number of Registrable Securities to be registered for Subscriber and the number of Company Class A Ordinary Shares, Company Warrants or other securities of the Company to be registered for any other selling shareholder named in such PIPE Resale Registration Statement shall be reduced pro rata among Subscriber and all such other selling shareholders based on the number of securities proposed to be registered by each such selling shareholder, or as otherwise required or requested by the Commission or SEC Guidance; provided, however, that no Registrable Securities required to be registered pursuant to this Subscription Agreement shall have priority over any securities required to be registered pursuant to the Registration Rights Agreement. As promptly as reasonably practicable after the Company is permitted to register additional Registrable Securities under Rule 415 under the Securities Act or SEC Guidance, the Company shall use its commercially reasonable efforts to amend the applicable PIPE Resale Registration Statement or file with the Commission one or more additional registration statements to register the resale of the Registrable Securities that were not registered for resale on the initial PIPE Resale Registration Statement, as so amended, and to cause each such amendment or additional registration statement to become effective as promptly as reasonably practicable. Any such amendment or additional registration statement shall be deemed to be a “PIPE Resale Registration Statement” for purposes of this Section 4 and all provisions of this Section 4 shall apply with respect thereto. The Company’s failure to include any Registrable Securities in any PIPE Resale Registration Statement as a result of any limitation imposed by the Commission or SEC Guidance shall not constitute a breach of this Subscription Agreement so long as the Company complies with its obligations set forth in this paragraph.

4.2            In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. Unless otherwise consented to by the Company, Subscriber shall not be entitled to use the PIPE Resale Registration Statement for an underwritten offering of the Registrable Securities. At its expense, the Company shall:

4.2.1.            except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a PIPE Resale Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable PIPE Resale Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (a) Subscriber ceases to hold any Registrable Securities, (b) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (c) three (3) years from the Effectiveness Date of the PIPE Resale Registration Statement. Subscriber agrees to disclose its ownership and any other information reasonably requested to the Company upon request to assist it in making the determination described above.

4.2.2.            advise Subscriber, as promptly as practicable but in any event within five (5) Business Days:

(a)            when a PIPE Resale Registration Statement or any post-effective amendment thereto has become effective;

(b)            of the issuance by the Commission of any stop order suspending the effectiveness of any PIPE Resale Registration Statement or the initiation of any proceedings for such purpose; and

(c)            of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (c) above constitutes material, nonpublic information regarding the Company;

4.2.3.            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any PIPE Resale Registration Statement as soon as reasonably practicable;

4.2.4.            subject to the provisions in this Subscription Agreement, upon the occurrence of any event that requires the making of any changes in any PIPE Resale Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a PIPE Resale Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such PIPE Resale Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

4.2.5.            use its commercially reasonable efforts to cause all Registrable Securities, to the extent applicable, to be listed on each securities exchange or market, if any, on which the Company Class A Ordinary Shares are then listed; and

4.2.6.            (a) use its commercially reasonable efforts to cause the removal of the restrictive legends from (i) any Registrable Securities being sold under the PIPE Resale Registration Statement, (ii) at the time of sale of such Registrable Securities pursuant to Rule 144 and (iii) at the request of a Holder (defined below) at such time as any Registrable Securities held by such Holder may be sold by such Holder without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions, and (b) request its legal counsel to deliver an opinion, if necessary, to the transfer agent to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, in each case upon the receipt of customary representations and other documentation, if any, from the Holder as reasonably requested by the Company, its counsel or the transfer agent, establishing that restrictive legends are no longer required. Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall not have any obligation to prepare any prospectus supplement, participate in any due diligence, execute any agreements or certificates or deliver legal opinions (other than customary de-legending certificates and opinions if necessary) or obtain comfort letters in connection with any sales of the Registrable Securities under the PIPE Resale Registration Statement. “Holder” shall mean Subscriber or any affiliate of Subscriber to which the rights under this Section 4 shall have been assigned.

4.3            Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the PIPE Resale Registration Statement, and from time to time to require Subscriber not to sell under the PIPE Resale Registration Statement or to suspend the effectiveness thereof, (a) as may be necessary in connection with the preparation and filing of a post-effective amendment to the PIPE Resale Registration Statement following the filing of the Company’s Annual Report on Form 20-F, or (b) if the filing, effectiveness or continued use of any PIPE Resale Registration Statement would require the Company to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the board of directors of the Company, after consultation with counsel to the Company, (i) would be required to be made in any PIPE Resale Registration Statement in order for the applicable PIPE Resale Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (ii) would not be required to be made at such time if the PIPE Resale Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the PIPE Resale Registration Statement on more than three occasions or for more than ninety (90) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the PIPE Resale Registration Statement is effective or if as a result of a Suspension Event the PIPE Resale Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (a) it will immediately discontinue offers and sales of the Registrable Securities under the PIPE Resale Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (b) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (a) to the extent Subscriber is required to retain a copy of such prospectus (i) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (ii) in accordance with a bona fide pre-existing document retention policy or (b) to copies stored electronically on archival servers as a result of automatic data back-up.

4.4           The parties agree that:

4.4.1.            The Company shall indemnify and hold harmless, to the extent permitted by law, Subscriber (to the extent a seller under the PIPE Resale Registration Statement), the officers, directors, agents, and employees, each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all out-of-pocket losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any PIPE Resale Registration Statement, prospectus included in any PIPE Resale Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 4.4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 4.3 hereof. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4.4 of which the Company is aware.

4.4.2.            Subscriber agrees, severally and not jointly with any person that is a party to the Other Subscription Agreements, to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, employees and agents and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such control persons, against any and all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any PIPE Resale Registration Statement, prospectus included in any PIPE Resale Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4.4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of Subscriber under this Section 4.4.2 be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities received by Subscriber in exchange for Subscribed Securities purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4.4 of which Subscriber is aware.

4.4.3.            Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (b) unless, in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.4.4.            The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of the Registrable Securities received by Subscriber in exchange for Subscribed Securities purchased pursuant to this Subscription Agreement.

4.4.5.            If the indemnification provided under this Section 4.4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.4 from any person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of Subscriber under this Section 4.4.5 be greater in amount than the amount that Subscriber would have been obligated to pay by way of indemnification if the indemnification provided for under Section 4.4.2 had been available under the circumstances.

5.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (b) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, and (c) 30 days after the Termination Date, if the Closing has not occurred by such date other than as a result of a breach of Subscriber’s obligations hereunder (the termination events described in clauses (a)–(c) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement. Upon the occurrence of any of the Termination Events, this Subscription Agreement shall be void and of no further force and effect (subject to the proviso in the first sentence of this Section 5); provided, that the Purchase Price and any other monies paid by Subscriber to the Issuer in connection herewith shall be returned to Subscriber in the manner specified in Section 3.1.

6.            Miscellaneous.

6.1            Business Collaboration. The Company and Subscriber agree to discuss in good faith business collaboration arrangements between the Company and Subscriber (or their respective affiliates), including with respect to the enhancement of existing products and exploration of new functionalities and proof of concept efforts between the Company and Subscriber (or their respective affiliates), it being agreed that further details of such collaboration arrangements shall be determined later by the mutual agreement between the Company and Subscriber (or their respective affiliates).

6.2            Tax Matters.

6.2.1.            The Company shall use its commercially reasonable efforts to avoid classification as a passive foreign investment company (a “PFIC”) within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”) for any year.

6.2.2.            For each year that the Issuer or the Company is considered a PFIC, the Issuer or the Company shall, upon Subscriber’s request, make available to Subscriber, at Subscriber’s expense, information that is reasonably required to make a timely and valid election as contemplated by Section 1295 of the Code (and the temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time, including corresponding provisions of succeeding regulations (“Treasury Regulations”)) with respect to the Issuer or the Company (including through provision of the Annual Information Statement described in Treasury Regulations Section 1.1295-1(g)), including, at the Issuer’s or Company’s election, by making such information publicly available on the Issuer’s or the Company’s website.

6.2.3.            If the Company becomes aware that the Company is considered a controlled foreign corporation (a “CFC”) within the meaning of Section 957 of the Code, the Company shall provide prompt written notice to Subscriber and make available to Subscriber, at Subscriber’s expense, information that is reasonably required to satisfy the U.S. income tax compliance requirements of Subscriber arising from its investment in the Company and relating to the Company’s classification as a CFC.

6.3            Further Assurances. At the Subscription Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.3.1.            Subscriber acknowledges that the Issuer, the Company and the Placement Agents (as third party beneficiaries) will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Subscription Closing, Subscriber agrees to promptly notify the Issuer, the Company and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. Each of the Issuer and the Company acknowledges that Subscriber and the Placement Agents (as third party beneficiaries) will rely on the acknowledgments, understandings, agreements, representations and warranties made by the Issuer and the Company contained in this Subscription Agreement. Prior to the Subscription Closing, each of the Issuer and the Company agrees to promptly notify Subscriber and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties made by the Issuer or the Company, as the case may be, set forth herein are no longer accurate in all material respects.

6.3.2.            Each of the Issuer, the Company, Subscriber and the Placement Agents is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.3.3.            The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Securities, and Subscriber shall provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber, provided that the Issuer agrees to keep confidential any such information provided by Subscriber.

6.3.4.            Each of Subscriber, the Issuer and the Company shall pay all of its own respective expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.3.5.            Each of Subscriber, the Issuer and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein.

6.4            Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Issuer, to:

Translational Development Acquisition Corp.

52 E. 83rd Street

New York, New York 10028

Attention:     Michael B. Hoffman

Email:            [***]

with a required copy (which copy shall not constitute notice) to:

Venable LLP

151 W. 42nd St.

New York, New York 10036

Attention:     William Haddad

Email:             [***]

(iii) if to the Company or any Acquisition Entity, to:

No. 6-1, Ziqiang 7th Rd.,

Zhongli Dist.,

Taoyuan City 320023,

Taiwan (R.O.C.)

Attention:      Althea Hsu

Email:             [***]

with a required copy (which copy shall not constitute notice) to:

Sullivan & Cromwell (Hong Kong) LLP

20th Floor, Alexandra House, 18 Chater Road, Central

Hong Kong

Attention:      Ching-Yang Lin

Email:             [***]

6.5            Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.6            Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought. No amendment, modification, alteration, change or waiver to Section 2.1, Section 2.2, Section 2.3, Section 6.3.1, Section 6.3.2, this Section 6.6 and Section 6.8 can be made without the prior written consent of the Placement Agents.

6.7            Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to acquire the Subscribed Securities) may be transferred or assigned without the prior written consent of the other parties hereunder; provided that Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Issuer or the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber.

6.8            Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns, except that the Placement Agents shall be express third-party beneficiaries of Sections 6.3.1, 6.3.2 and 6.6 hereof, the representations, warranties and covenants made by the Subscriber, Issuer and the Company in Sections 2.1, 2.2 and 2.3, respectively, in this Subscription Agreement.

6.9            Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

6.10          Dispute Resolution. Subject to Section 6.13, any Action based upon, arising out of or related to this Subscription Agreement or the transactions contemplated hereby shall be settled by arbitration to be held in Singapore, which shall be administered by the Singapore International Arbitration Centre in accordance with the Arbitration Rules of the Singapore International Arbitration Centre for the time being in force, which rules are deemed to be incorporated by reference in this clause. The seat of the arbitration shall be Singapore. The tribunal shall consist of three (3) arbitrators. The language of the arbitration shall be English. The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

6.11          Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.12          No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.13         Remedies.

6.13.1.          The parties agree that irreparable damage would occur if this Subscription Agreement is not performed or the Subscription Closing is not consummated in accordance with its specific terms or is otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement as set forth in Section 6.10, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (a) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (b) not to assert that a remedy of specific enforcement pursuant to this Section 6.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (c) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

6.13.2.          The parties acknowledge and agree that this Section 6.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.14          Survival of Representations and Warranties and Covenants. All representations and warranties made by the parties hereto, and all covenants and other agreements of the parties hereto, in this Subscription Agreement shall survive the Subscription Closing.

6.15          Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.16          Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.17          Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

6.18          Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7.            Cleansing Statement; Disclosure.

7.1           The Issuer shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements and the Transactions. Upon the issuance of the Disclosure Document, to the actual knowledge of the Issuer, Subscriber shall not be in possession of any material, non-public information received from the Issuer, the Company or any of their officers, directors, employees or agents, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Issuer, the Company, the Placement Agents or any of their respective affiliates, relating to the transactions contemplated by this Subscription Agreement.

7.2           The Issuer and the Company shall not publicly disclose the name of Subscriber or any affiliate or investment adviser of Subscriber, or include the name of Subscriber or any affiliate or investment adviser of Subscriber without the prior written consent (including by e-mail) of Subscriber (a) in any press release or marketing materials, or (b) in any filing with the Commission or any regulatory agency or trading market, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under regulations of the Nasdaq, in which case the Issuer and the Company shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure.

8.           Trust Account Waiver. In addition to the waiver of the Company pursuant to Section 7.04 of the Business Combination Agreement, and notwithstanding anything to the contrary set forth herein, Subscriber acknowledges that the Issuer has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Subscriber agrees that (a) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (b) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Subscription Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Subscription Agreement; provided, however, that nothing in this Section 8 shall be deemed to limit Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Issuer, including, but not limited to, any redemption right with respect to any such securities of the Issuer, subject, in each case, to Subscriber’s obligations with respect to Offset Shares under Section 12. In the event Subscriber has any Claim against the Issuer or the Company under this Subscription Agreement, Subscriber shall pursue such Claim solely against the Issuer, the Company and their assets outside the Trust Account and not against the property or any monies in the Trust Account. Subscriber agrees and acknowledges that such waiver is material to this Subscription Agreement and has been specifically relied upon by the Issuer and the Company to induce the Issuer and the Company to enter into this Subscription Agreement and Subscriber further intends and understands such waiver to be valid, binding and enforceable under applicable law. In the event Subscriber, in connection with this Subscription Agreement, commences any Action which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or any of the Issuer’s shareholders, whether in the form of monetary damages or injunctive relief, Subscriber shall be obligated to pay to the Issuer and the Company all of their legal fees and costs in connection with any such Action in the event that the Issuer and the Company prevail in such Action.

9.            Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the representations and warranties of the Issuer and the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber acknowledges and agrees that none of (a) any Other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s capital stock (including the control persons, officers, directors, partners, agents or employees of any such Subscriber) and (b) any other party to the Business Combination Agreement or any Non-Party Affiliate (other than the Issuer and the Company with respect to the previous sentence), shall have any liability to Subscriber, or to any Other Subscriber pursuant to arising out of or relating to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s capital stock, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the acquisition of the Subscribed Securities hereunder. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, direct or indirect equityholder or affiliate of the Issuer, the Company, the Placement Agents or any of the Issuer’s, the Company’s or the Placement Agents’ controlled affiliates or any family member of the foregoing.

10.          Rule 144. From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Company to the public without registration are available to holders of the Registrable Securities, and for so long as Subscriber holds the Registrable Securities, the Company agrees to:

10.1          make and keep public information available, as those terms are understood and defined in Rule 144; and

10.2          file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

If the Registrable Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at Subscriber’s request, the Company will cause its transfer agent to remove the applicable restrictive legend. In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Registrable Securities without any such legend; provided that, notwithstanding the foregoing, the Company will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

11.          Massachusetts Business Trust. If Subscriber is a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or shareholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

12.          Offset Shares.

12.1         For purposes of this Subscription Agreement, “Offset Shares” means the aggregate of (a) the number of TDAC Class A Ordinary Shares that Subscriber beneficially owns as of the date of this Subscription Agreement and designates as “Offset Shares” on the signature page hereto (the “Currently Owned Offset Shares”) and (b) the number of additional TDAC Class A Ordinary Shares, if any, that Subscriber purchases for its own account in open market purchases or privately negotiated transactions with third parties after the date hereof and prior to the record date established for the TDAC Extraordinary General Meeting (the “Record Date”) at a price per share less than the amount per TDAC Class A Ordinary Share payable upon redemption of TDAC Class A Ordinary Shares in connection with the TDAC Extraordinary General Meeting, and that Subscriber designates as “Additional Offset Shares” in the Certificate (as defined below) delivered pursuant to Section 12.4 (such shares, the “Additional Offset Shares”). For the avoidance of doubt, Subscriber may beneficially own TDAC Class A Ordinary Shares as of the date hereof or acquire TDAC Class A Ordinary Shares after the date hereof that are not designated as Offset Shares.

12.2         Subscriber agrees that, with respect to the Additional Offset Shares, Subscriber shall (a) not sell, assign, pledge, transfer or otherwise dispose of any such Additional Offset Shares prior to the consummation of the Transactions, (b) in order for such Additional Offset Shares to constitute Offset Shares, not vote any such Additional Offset Shares in favor of approving the Transactions and instead submit a proxy with respect to such Additional Offset Shares abstaining from voting thereon and (c) to the extent Subscriber has the right to have any such Additional Offset Shares redeemed for cash pursuant to the TDAC Governing Document in connection with the consummation of the Transactions, not exercise any such redemption rights (collectively, the “Additional Offset Shares Reduction Conditions”). Subscriber further agrees that, with respect to the Currently Owned Offset Shares, Subscriber shall (i) not sell, assign, pledge, transfer or otherwise dispose of any such Currently Owned Offset Shares prior to the consummation of the Transactions and (ii) to the extent Subscriber has the right to have any such Currently Owned Offset Shares redeemed for cash pursuant to the TDAC Governing Document in connection with the consummation of the Transactions, not exercise any such redemption rights (collectively, the “Currently Owned Offset Shares Reduction Conditions”).

12.3          Subject to the prior written consent of each of the Issuer and the Company, Subscriber may elect to increase the number of Nominal Shares or Currently Owned Offset Shares designated on Subscriber’s signature page hereto, with such increase deemed to be effective as of the date of this Subscription Agreement. Subscriber agrees that Subscriber’s representations and warranties in Section 2.1 with respect to such additional Nominal Shares or Currently Owned Offset Shares shall be made as of the date of this Subscription Agreement and not as of the date of Subscriber’s election. For the avoidance of doubt, Subscriber may not elect to decrease the number of Nominal Shares or Currently Owned Offset Shares designated on the signature page hereto as of the date of this Subscription Agreement.

12.4         Subscriber shall, no later than one (1) Business Day after the Record Date, deliver a certificate in the form attached hereto as Exhibit B (the “Certificate”) to the Issuer and the Company, signed by Subscriber, certifying: (a) the number of Additional Offset Shares beneficially owned by Subscriber as of the Record Date and the number of Currently Owned Offset Shares beneficially owned by Subscriber as of the date of this Subscription Agreement, and (b) (i) with respect to any such Additional Offset Shares, (A) the date or dates on which such Additional Offset Shares were acquired, (B) the price per share at which such Additional Offset Shares were purchased by Subscriber and (C) an affirmation that Subscriber has complied and will comply with the Additional Offset Shares Reduction Conditions, and (ii) with respect to any such Currently Owned Offset Shares, an affirmation that Subscriber has complied and will comply with the Currently Owned Offset Shares Reduction Conditions. Notwithstanding anything to the contrary in the foregoing, no later than three (3) Business Days prior to the Expected Transaction Closing Date set forth in the Subscription Closing Notice, Subscriber shall reaffirm to the Issuer and the Company in writing that the certifications included in the Certificate are true and correct and that Subscriber has complied and will remain in compliance with the Additional Offset Shares Reduction Conditions and the Currently Owned Offset Shares Reduction Conditions.

12.5          Any TDAC Class A Ordinary Shares designated by Subscriber as Offset Shares that fail to satisfy the applicable requirements of this Section 12 shall not constitute Offset Shares for purposes of this Subscription Agreement, and Subscriber shall remain obligated to subscribe for and purchase the corresponding number of Subscribed Shares at the Per Share Price in accordance with this Subscription Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer, the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

By:	/s/ Avi Das
Name:	Avi Das
Title:	CFO

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of the Issuer, the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

PROLOGIUM HOLDING INC.

By:	/s/ Yang, Szu-Nan
Name:	Yang, Szu-Nan
Title:	CEO and Director

[Signature Page to Subscription Agreement]

Accepted and agreed this 27th day of July, 2026.

SUBSCRIBER:

Signature of Subscriber:		Signature of Joint Subscriber, if applicable:

By:	/s/ Roger Kennedy	By:
Name: Naetas Holding Limited		Name:
Title: Director		Title:

Date: July 27th, 2026		Name of Joint Subscriber, if applicable:

Naetas Holding Limited
(Please print. Please indicate name and capacity of person signing above)		(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

430 Park Avenue, 801

[Signature Page to Subscription Agreement]

City, State, Zip: New York, N.Y. 10022	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Nominal Shares: ________________________________

Currently Owned Offset Shares: ________________________________

Additional Offset Shares: ________________________________

Aggregate Number of Subscribed Shares subscribed for: 5,000,000

Aggregate Purchase Price: $50,000,000.

Aggregate Number of Subscribed Warrants to be issued: 5,000,000

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the closing of the Transactions, to the account specified by the Issuer in the Subscription Closing Notice.

[Signature Page to Subscription Agreement]

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

EXHIBIT A
FORM OF WARRANT CERTIFICATE

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

EXHIBIT B
CERTIFICATE

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]